                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 29, 1999

                           Redwood Broadcasting, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Colorado                      33-80321                       84-0928022
---------------               ----------------               -------------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

6991 East Camelback Road, Suite D-103, Scottsdale, Arizona         85251
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (602) 425-0099

P.O. Box 3463, 11 Sundial Circle #17, Carefree, Arizona           85377
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         On March 31, 1999, Redwood Broadcasting, Inc., a Colorado corporation ("Redwood"), entered into and consummated a Contribution Agreement (the "Agreement"), dated as of March 31, 1999, with certain shareholders ("INRG Shareholders") of Interactive Radio Group, Inc., a Delaware corporation ("INRG"), pursuant to which Redwood acquired 4,415,820 shares of common stock, $.001 par value per share, of INRG ("INRG Common Stock") from the INRG Shareholders in exchange for 5,519,775 shares of common stock, par value $.004 par vale per share, of Redwood ("Redwood Common Stock").

         Pursuant to the Agreement, (a) the INRG Shareholders acquired 88% of the outstanding shares of Redwood Common Stock, and (b) Redwood acquired more than 90% of the outstanding shares of INRG Common Stock.

         The parties to the Agreement have an understanding that each of them will use their reasonable best efforts to cause Bob Wilson, Jeff Pollack, Ron Conquest, Greg Mastroieni, Vickie Collier, Andy Schuon, Frank Wood, and John Gehron to be elected as directors of Redwood.

         A copy of the press release announcing the Agreement is filed herewith as Exhibit 99 and is incorporated in its entirety herein by reference. A copy of the Agreement is filed herewith as Exhibit 2 and is incorporated in its entirety herein by reference. Such exhibits are hereby incorporated by reference into this Item 1.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         As a result of the transactions consummated pursuant to the Agreement, Redwood acquired a controlling interest in INRG in exchange for the issuance of Redwood Common Stock. The sole directors of Redwood, Greg Mastroieni and Ron Conquest, were among the INRG Shareholders participating in the transactions pursuant to the Agreement. The information set forth in Item 1 of this Form 8-K is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b) Redwood intends to file financial statements and pro forma financial information by amendment no later than 60 days after the date this Form 8-K is required to be filed.

         (c)      List of Exhibits:

                  2. Contribution Agreement, dated as of March 31, 1999, by and among Redwood Broadcasting, Inc., a Colorado corporation, and certain shareholders of Interactive Radio Group, Inc., a Delaware corporation.

                  99. Press Release issued by Redwood Broadcasting on March 29, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          REDWOOD BROADCASTING, INC.

Date: April 14, 1999                      By:  \s\ Ron Conquest
      -----------------------                  ---------------------------------
                                               Ron Conquest
                                               Chief Executive Officer

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER    DESCRIPTION
------    -----------

2.        Contribution Agreement, dated as of March 31, 1999, by and among Redwood
          Broadcasting, Inc., a Colorado corporation, and certain shareholders of Interactive Radio Group, Inc., a Delaware corporation.

99.       Press Release issued by Redwood Broadcasting on March 29, 1999.